UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to Section 240.14a-12

Whiting Petroleum Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing party:
	(4)	Date Filed:

Whiting Petroleum Corporation

ENERGY + TECHNOLOGY = GROWTH

A COMPANY ON THE MOVE!

EnerCom’s The Oil & Gas Conference #19

August 17-21, 2014

Forward Forward -Looking -Looking Statements, Statements, Non-GAAP Non-GAAP Measures, Reserve and Resource Information

Measures, Reserve and Resource Information

This presentation contains statements that Whiting Petroleum Corporation (“Whiting”) believes to be “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. All statements other than historical facts, including statements regarding the expected benefits of Whiting’s proposed acquisition (the “Acquisition”) of Kodiak Oil & Gas Corp. (“Kodiak”) to Whiting and Kodiak and their shareholders, the anticipated completion of the Acquisition or the timing thereof, the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the combined company, and plans and objectives of management for future operations, are forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements. These risks and uncertainties include, but are not limited to: the ability to obtain shareholder, court and regulatory approvals of the Acquisition; the ability to complete the proposed Acquisition on anticipated terms and timetable; Whiting’s and Kodiak’s ability to integrate successfully after the Acquisition and achieve anticipated benefits from the Acquisition; the possibility that various closing conditions for the Acquisition may not be satisfied or waived; oil and natural gas prices; level of success in exploration, development and production activities; the impacts of federal and state laws; the impacts of hedging on results of operations; uncertainty regarding future operating results and plans, objectives and expectations; and other risks described under the caption “Risk Factors” in Whiting’s and Kodiak’s Annual Reports on Form 10-K for the period ended December 31, 2013 and Quarterly Reports on Form 10-Q for the three months ended June 30, 2014. Whiting assumes no obligation, and disclaim any duty, to update the forward-looking statements in this communication. Whiting’s production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

In this presentation, we refer to Adjusted Net Income, Discretionary Cash Flow and EBITDAX, which are non-GAAP measures that the Company believes are helpful in evaluating the performance of its business. A reconciliation of such non-GAAP measures to the relevant GAAP measures can be found at the end of the presentation.

Whiting uses in this presentation the terms proved, probable and possible reserves. Proved reserves are reserves which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible from a given date forward from known reservoirs under existing economic conditions, operating methods and government regulations prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain. Probable reserves are reserves that are less certain to be recovered than proved reserves, but which, together with proved reserves, are as likely as not to be recovered. Possible reserves are reserves that are less certain to be recovered than probable reserves. Estimates of probable and possible reserves which may potentially be recoverable through additional drilling or recovery techniques are by nature more uncertain than estimates of proved reserves and accordingly are subject to substantially greater risk of not actually being realized by the Company.

Whiting uses in this presentation the term “total resources,” which consists of contingent and prospective resources, which SEC rules prohibit in filings of U.S. registrants. Contingent resources are resources that are potentially recoverable but not yet considered mature enough for commercial development due to technological or business hurdles. For contingent resources to move into the reserves category, the key conditions or contingencies that prevented commercial development must be clarified and removed. Prospective resources are estimated volumes associated with undiscovered accumulations. These represent quantities of petroleum which are estimated to be potentially recoverable from oil and gas deposits identified on the basis of indirect evidence but which have not yet been drilled. This class represents a higher risk than contingent resources since the risk of discovery is also added. For prospective resources to become classified as contingent resources, hydrocarbons must be discovered, the accumulations must be further evaluated and an estimate of quantities that would be recoverable under appropriate development projects prepared. Estimates of resources are by nature more uncertain than reserves and accordingly are subject to substantially greater risk of not actually being realized by the Company.

NYSE: WLL

Energy + Technology = Growth

Whiting Petroleum – A Company on the Move

Four Significant Second Quarter Achievements

1) Announced Agreement to Acquire Kodiak Oil & Gas Corp. on July 13, 2014, which Will Create  the #1 Williston Basin Bakken /Three Forks Producer with an Approximate $18 Billion Enterprise Value Based on Stock Prices Prior to Announcement

2) Record Production Reaches 109,760 BOE/d in Q2 2014, Up 9.7%  Over Q1 2014, Exceeds High End of Guidance

?Record Discretionary Cash Flow of $556.2 Million(1)

?Record Williston Basin Production of 80,195 BOE/d, Up 33% YoY

?McKenzie Co. ND Tarpon Prospect Well Completed on June 7, 2014  in 2nd Bench of Three Forks Flowing 6,071 BOE/d

?Raised 2014 Production Guidance to a mid?point of +20%

3) New Bakken / Three Forks Completions Using Cemented Liners and  Plug and Perf Technology Yielded a 23% Increase in EURs Compared to Wells With Uncemented Liners and Sliding Sleeve Technology

4) Redtail Niobrara Development Area Production of 7,235 BOE/d in  Q2 2014, Up 59% Over Q1 2014

?Spud the 30F Super Pad in the Horsetail Township of Redtail  to Test 32?Well Spacing Pattern in Niobrara A, B and C Benches in early June 2014

?Razor 27I 8?Well Pad Currently Producing 4,700 Gross BOE/d as of July 21, 2014

NYSE:WLL (1) Please refer to the Reconciliation of Net Cash Provided by Operating Activities to Discretionary Cash Flow later in this presentation.

Energy + Technology = Growth

# Whiting Overview

Whiting Petroleum Corporation is an independent oil and gas company that explores for, develops, acquires and produces crude oil, natural gas and natural gas liquids primarily in the Rocky Mountain and Permian Basin regions of the United States. The Company's largest projects are in the Bakken and Three Forks plays in North Dakota, the Redtail Niobrara play in northeast Colorado and its enhanced oil recovery field in Texas. The Company trades publicly under the symbol WLL on the New York Stock Exchange.



Whiting Petroleum Corporation's Solberg 34-11 Tripad wells with Nabors drilling rig B15 on the Zalesky 34-8 Tripad, in background.

| | |
|---|---|
| Q2 2014 Production | 109.8 MBOE/d |
| Proved Reserves(1) | 438.5 MMBOE |
| % Oil Reserves(1) | 79% (89% Liquids) |
| R/P Ratio(2) | 13 years |

(1) Whiting reserves at December 31, 2013 based on independent engineering.

(2) R/P ratio based on year-end 2013 proved reserves and 2013 production.

Energy + Technology = WHITING Growth

4

NYSE: WLL

A Focused Company

Williston Basin

Bakken / Three Forks 80,195 BOE/d (Q2 2014)

Redtail

Niobrara A and B 7,235 BOE/d (Q2 2014)

HEADQUARTERS

Denver, Colorado

North Ward Estes

Over 9,600 BOE/d (2014) 110 MMBOE Proved Reserves(1) 104 MMBOE P2 + P3 Reserves(1)

Q2 2014 Net Production 109.8 MBOE/d

11% 3%

86%

Rocky Mountains Permian Other

Bakken / Three Forks Production

100.0

80.2 80.0 63.5 60.0 48.9 30.3 40.0 26.3 16.8 20.0

?

2009 2010 2011 2012 2013 Q2 MBOE/d 2014

NYSE: WLL

Major Asset Areas

(1) At December 31, 2013 based on independent engineering. Energy + Technology = Growth

Capital Budget for Key Property Areas in 2014

2014 Mid?Point Production Growth Guidance of +20%

Exploration Well Work, Misc. Northern Rockies Facilities Expense (2) $1,101 MM

Costs, Other $151 MM $72 MM $150 MM

Land $116 MM

Non?Operated $332 MM

Other Exploration Drilling

$44 MM

Libby Ranch CO2 Development

$56 MM(1) EOR Project (3) $203 MM

Central Rockies $575 MM

2014 CAPEX Gross Net % of

Property Area (MM) Wells Wells Total

Northern Rockies 1,101 199 137.2 39%

Central Rockies 575 120 104.9 21%

EOR Project 203 NA(3) NA(3) 7%

Libby Ranch CO2 Develop. (1) 56 2%

Other Exploration Drilling 44 9 7.3 2%

Non?Operated 332 12%

Land 116 4%

Facilities 151 5%

Exploration Expense (2) 72 3%

Well Work, Misc. Costs, Other 150 5%

Total Budget $2,800 328 249.4 100%

NYSE: WLL

(1) For development of CO2 prospect at Bravo Dome in northeastern New Mexico. (2) Comprised primarily of exploration salaries, lease delay rentals and seismic activities.

(3) This multi?year CO2 project involves many re?entries, workovers and conversions. Therefore, it is budgeted on a project basis not a well basis.

Energy + Technology = Growth

Williston Basin Highlights

June 30, 2014

NYSE: WLL

Skaar Federal 41?3TFHU completed June 7, 2014 flowing 6,071 BOE/d from the 2nd Bench of the Three Forks

STARBUCK

CASSANDRA

SANISH & PARSHALL

TARPON

MISSOURI BREAKS

Waldock Federal 14?4?HIDDEN BENCH 3XH completed with record 93 stage coiled Slickwater Test tubing frac Sundheim 21?27?1H had 44% greater Q2 2014 Completions 120?day rate than in Hidden Bench offsetting well (11 Wells ) Average IP of LEWIS 2,872 BOE/d

& CLARK

BIG ISLAND

Pronghorn

Field Target Gross Acres Net Acres

Sanish / Parshall Middle Bakken 174,665 82,462

Three Forks

Pronghorn Pronghorn Sand 180,911 116,848

Lewis & Clark Three Forks 172,009 118,039

Hidden Bench Middle Bakken 61,024 37,667

Three Forks

Tarpon Middle Bakken 8,805 6,267

Three Forks

Starbuck Middle Bakken 52,020 42,707

Three Forks

Red River

Missouri Breaks Middle Bakken 93,678 66,956

Three Forks

Cassandra Middle Bakken 29,827 13,953

Three Forks

Big Island Red River 166,126 135,122

Other ND & Montana 120,892 54,141

Total 1,059,957 674,162

Energy + Technology = Growth

# Maximizing Recovery Efficiency

## *Improving Frac Distribution*


300'

### Older Style
### Sliding Sleeve Completion

| *Annulus* | *Stages* | *Frac Ports per Stage* | *Potential Entry Points* |
|---|---|---|---|
| Free fluid between packers | 30 | 1 | 30 |


250'

### New Style
### Cemented Liner Completion

| *Annulus* | *Stages* | *Perforation Clusters per Stage* | *Potential Entry Points* |
|---|---|---|---|
| Cemented | 40 | 3 | 120 |

Energy + Technology = WHITING Growth

8

NYSE: WLL

Exploiting the Bakken and Three Forks in the Williston

Primary and Prospective Drilling Locations

MISSOURI BREAKS CASSANDRA SANISH

8 WELLS 12 WELLS 15 WELLS

Energy + Technology = Growth

NYSE: WLL

Redtail Development Program

Economic Sweet Spot

(Weld County, Colorado)

Niobrara Initial 30?Day Average Rate

(Gas converted to oil price equivalent ratio 17:1)

Pre 2013 2013 ? 14

BOEPD

1 – 350

e

350 – 450

450 – 550

550 – 650

650 – 750

> 750

OBJECTIVE Niobrara “B” Shale Niobrara “A” Shale

DEVELOPMENT PLAN

Mix of 960 and 640?acre spacing units

8 Wells per spacing unit Niobrara “B”

8 Wells per spacing unit Niobrara “A” 3,300+ potential drilling locations

ACREAGE

Whiting has assembled 180,115 gross (128,721 net) acres in our Redtail prospect in the northeastern portion  of the DJ Basin.

Average WI of 71%

Average NRI of 59%

COMPLETED WELL COST Horizontal: $5.5 MM

DRILLING HIGHLIGHTS

First 8?well pad, the Razor 27I (4 Niobrara “A”; 4 Niobrara “B”) pad came online April 15, 2014. The pad was producing 4,700 gross BOE/d as of July  21, 2014 .

We spud our Horsetail 30F super pad that will test 32?well  spacing in the Niobrara “A”, “B” and “C” zones.

Source: IHS and internal Whiting production database

Energy + Technology = Growth

NYSE: WLL

Redtail Development Program

Niobrara Reservoirs

Niobrara Reservoir Niobrara Resource Potential (1)

Whiting RAZOR 25-2514H

GR Zone PHI Minerals BVFluid RES

0 200 30 -10 0 100 0.2 2000

A

B

C

OOIP by Zone

Reservoir Porosity Thickness OOIP % WLL #

(%) (ft) (MMBOE/ Wells Gross

960ac)* Wells

NIO A 13% 35 19 81 1,344

NIO B 13% 65 40 81 1,343

NIO C 11% 25 11 80 1,316

70

Recoverable Oil 16 Well / DSU Density

(Total OOIP A Zone + B Zone = 59 MMBOE/DSU)**

16 wells 16 wells 16 wells

10% Recovery 15% Recovery 20% Recovery

370 MBOE 560 MBOE 740 MBOE

Recoverable Oil 32 Well / DSU Density

(Total OOIP A Zone + B Zone + C Zone = 70 MMBOE/DSU)**

32 wells 32 wells 32 wells

15% Recovery 20% Recovery 25% Recovery

330 MBOE 440 MBOE 550 MBOE

* GOR=500 cf/bo

** Stimulated Rock Volume

(1) Please refer to the beginning of this presentation for  disclosures regarding “Reserve and Resource

Information.” Estimates updated as of December 31, 2013

Energy + Technology = Growth

NYSE: WLL

# Redtail Development Planning

## *Defining Optimal Well Density*


27L Pad
Drilling Density
- 16 Wells/DSU
- 330 ft.
Target: B-B-B-B
Status: Flowing
27K Pad
Drilling Density
- 16 Wells/DSU
- 330 ft.
Target: A-B-A-B
Status: Flowing
7920 ft.
Razor Pilot
16 Wells / 960ac DSU
NIOBRARA
A
B
C
1320 ft.
30F Pad
Drilling Density
- 32 Wells/DSU
- 165 ft.
Target: C-B-A-B-
A-B-C-B
Status: Drilling
7920 ft.
Horsetail Pilot
32 Wells / 960ac DSU
NIOBRARA
A
B
C
1320 ft.
Producing Wells
Planned Wells
Future Infill Wells

Energy + Technology = WHITING Growth
NYSE: WLL
12

Redtail Niobrara A & B Type Curve: 420 MBOE

Per Well Results: 85% 100% IRRs(1)(2)(3)

Equivalent Daily Production BOE/D

1000

EUR 420 MBOE, Development Phase CAPEX $5.5 MM

NYMEX Oil Price/Bbl $90 $100

ROI 3.2 3.7

IRR (%) 85% 100%

Payout (Yrs.) 1.2 1.0

PV10 ($MM) 6.28 7.87

100

10

0 20 40 60 80 100 120 140 160 180

Months on Production

NYSE: WLL

(1) Please refer to the beginning of this presentation for disclosures regarding “Reserve and Resource Information.”

All volumes shown are un risked. Our pre tax PV10% values do not purport to present the fair value of our oil and natural gas reserves.

(2) EURs, ROIs, IRRs and PV10% values will vary well to well. Estimates updated as of December 31, 2013. (3) Based on a mix of 17 640 and 960 acre spaced wells drilled since March 21, 2013.

Energy + Technology = Growth

Redtail Infrastructure Plan: A Great Place to Find an Oil Field!

June 2014

Redtail Facilities Plan

Planned Gathering System

Gas Gathering Lines 141 Miles

Oil Gathering Lines 111 Miles

SW Gathering Lines 54 Miles

Frac Water Supply Lines 16 Miles

Redtail Gas Plant

Train 1 Capacity (Online) 20 MMcf/d

Train 2 Capacity (Q1 2015) 50 MMcf/d

Train 3 Capacity (2016) 70MMcf/d

Takeaway Capacity (2016) 140 MMcf/d

Capital Investment

Gas Plant $100 MM

Gas Gathering / Field Compression $95 MM

Oil Gathering / LACTs $80 MM

Electricity $40 MM

Total $315 MM

Trailblazer

Kinder Morgan

Interstate

8” Residue Pipeline

Constructed By TallGrass

Pony

Express

Terrace Plant Redtail Plant

TallGrass

Pawnee

Terminal

Northeast Colorado Lateral

to Pony Express

TallGrass

Buckingham

Terminal

Energy + Technology = Growth

NYSE: WLL

Strong CFPS Growth While Maintaining a Healthy Balance Sheet

Cash Flow Per Share Growth(1)

$16.00 $14.59

$14.00

$11.77

$12.00

$10.05

$10.00 $9.25

$8.00

$6.00 $4.53

$4.00

$2.00

$0.00

2009 2010 2011 2012 2013

Net Debt to EBITDAX(2)

1.40x 1.33x

1.04x 1.19x

1.20x 1.05x

1.00x

0.77x

0.80x

0.60x

0.40x

0.20x

0.00x

2009 2010 2011 2012 2013

(1) Please refer to the Reconciliation of Net Cash Provided by Operating activities to Cash Flow Per Share later in this presentation.

(2) Please refer to the Reconciliation of Net Income to EBITDAX and Long term Debt to Net Debt later in this presentation.

NYSE: WLL

Energy + Technology = Growth

Oil Focused Strategy Delivers Consistently Strong Margins

Consistently Delivering Strong EBITDA Margins (1)

Oil $93.03/Bbl NGL $39.30/Bbl Gas $6.95/Mcf

$90.00 $80.00 $82.16/BOE

$73.88 $76.76

$80.00 $69.85

$70.00 $61.48

$60.00

$45.01 $50.89/66% $ 58.51/71%

$50.00 $50.65/68% $46.16/66% $54.31/68%

$41.58/68%

$40.00

$30.00 $25.71/57% 3% 4% 3% 2%

2%

5% 2% 5% 5% 5% 5% 4%

$20.00 7% 5% 7% 5% 8% 8% 9% 8% 8%

$10.00 26% 18% 17% 18% 16% 16% 15%

$0.00

2009 2010 2011 2012 2013 Q1 2014 Q2 2014

Whiting Realized Prices(1)

Lease Operating Expense Production Taxes G&A Exploration Expense EBITDA

(1) Includes hedging adjustments.

Energy + Technology = Growth

NYSE: WLL

Kodiak Acquisition Overview

This Highly Strategic Combination

Creates Largest Bakken / Three Forks Producer

Drives Higher Growth

Drives Better Metrics

Energy + Technology = Growth

NYSE: WLL

Leading Williston Basin operator

Acreage Overview (855,000 net acres) Q1’14 Bakken / Three Forks Net Production (Mboepd)

107.3 97.5

86.0

73.3 63.0 ~60.0

54.0 49.4

42.9 42.7

34.0 31.1

Rigs drilling in the Williston Basin

(as of 7/13/14)2,3

18 18 18

14 14

12

10

8

7 66 5

Source: Company presentations, filings and press releases

1 As of December 31, 2013

2 Rigs currently drilling on July 13, 2014 per NDIC

3 As of July 13, 2014, Whiting had two additional rigs moving and

Kodiak had one additional rig moving, for a combined operated 21 18

Energy + Technology = Growth

rigs in the Williston Basin

NYSE: WLL

Larger location inventory with significant opportunity to accelerate Williston Basin drilling program

Pro Forma Williston Basin Drilling Locations (Net)

4,000

3,460

3,500

3,000

2,500

2,000

1,339

1,500

1,000

500

0

Whiting only Pro forma Whiting

(as of 12/31/2013) (as of 6/30/2014)¹

Potential Williston Basin net drilling locations increase by 158%

1 Includes 2,639 Whiting and Kodiak locations at 12/31/2013, plus an additional 821 combined Whiting and

Kodiak identified locations as of 06/30/2014

Energy + Technology = Growth

NYSE: WLL

Driving value from complementary acreage positions

Central and Eastern Williston Basin

Combined 855,000 net acres in the core of Williston Basin

Footprint in the sweet spot of the Central and Eastern Williston Basin is strategically positioned to accelerate development of the combined acreage position

Ability to drive production, reserve growth and operational efficiency  across the position

Bakken Producer Three Forks Producer

Energy + Technology = Growth

NYSE: WLL

Enhances size and scale relative to oil weighted peers

$34.7 $33.5

Enterprise

$19.8 $17.8

Value $13.5 $11.7 $9.9 $8.7 $7.9 $7.3 $6.0

($bn)

PXD CLR CXO PF Whiting 1 XEC Whiting DNR NFX OAS SD Kodiak

LQA $3.1 $2.8 $2.4 $2.1 $1.9

EBITDAX2 $1.7 $1.4 $1.0 $1.0 $0.9 $0.7

($bn)

CLR PF Whiting PXD Whiting CXO XEC DNR NFX OAS SD Kodiak

1,084

798 606 576

Reserves 503 468 439 431 377 219 167

(Mmboe) CLR PXD PF Whiting NFX CXO DNR Whiting XEC SD OAS Kodiak

% liquids 68% 62% 88% 52% 61% 83% 89% 48% 46% 87% 83%

80% oil 79% oil 83% oil

188 171

2014E 152 141 129 112 111 81 77

Production 48 41

(Mboepd)3 PXD CLR PF Whiting XEC NFX CXO Whiting SD DNR OAS Kodiak

% liquids 68% 70% 88% 53% 56% 60% 88% 53% 95% 89% 88%

84% oil 83% oil 88% oil

Source: Company filings, equity research, Bloomberg, FactSet as of July  11, 2014

¹ Combined Whiting & Kodiak enterprise values based on  transaction value as of July 11, 2014

2 Please see appendix for reconciliation of non GAAP financial measures

3 Based on mid point of Whiting and Kodiak public guidance, and Bloomberg Consensus estimates for peers

Energy + Technology = Growth

NYSE: WLL

Whiting Petroleum – A Company on the Move

Four Significant Second Quarter Achievements

1) Announced Agreement to Acquire Kodiak Oil & Gas Corp. on July 13, 2014, which Will Create  the #1 Williston Basin Bakken /Three Forks Producer with an Approximate $18 Billion Enterprise Value Based on Stock Prices Prior to Announcement

2) Record Production Reaches 109,760 BOE/d in Q2 2014, Up 9.7%  Over Q1 2014, Exceeds High End of Guidance

Record Discretionary Cash Flow of $556.2 Million(1)

Record Williston Basin Production of 80,195 BOE/d, Up 33% YoY

McKenzie Co. ND Tarpon Prospect Well Completed on June 7, 2014  in 2nd Bench of Three Forks Flowing 6,071 BOE/d

Raised 2014 Production Guidance to a mid point of +20%

3) New Bakken / Three Forks Completions Using Cemented Liners and  Plug and Perf Technology Yielded a 23% Increase in EURs Compared to Wells With Uncemented Liners and Sliding Sleeve Technology

4) Redtail Niobrara Development Area Production of 7,235 BOE/d in  Q2 2014, Up 59% Over Q1 2014

Spud the 30F Super Pad in the Horsetail Township of Redtail to  Test 32 Well Spacing Pattern in Niobrara A, B and C Benches in early June 2014

Razor 27I 8 Well Pad Currently Producing 4,700 Gross BOE/d as of July 21, 2014

WLL (1) Please refer to the Reconciliation of Net Cash Provided by Operating Activities to Discretionary Cash Flow later in this presentation.

NYSE: Energy + Technology = Growth

Whiting CEO, Jim Volker, and Timbro Ranch Managing Partner, Ron Timmerman, review Whiting’s Redtail Prospect development plans on the Timbro Ranch in Weld County, Colorado

Energy + Technology = Growth

NYSE:WLL

Appendix

NYSE: WLL

Discretionary Cash Flow(1)

($ in Thousands)

Reconciliation of Net Cash Provided by Operating Activities to Discretionary Cash Flow

Three Months Ended Six Months Ended

June 30, June 30,

2014 2013 2014 2013

Net cash provided by operating activities $ 567,769 $ 442,617 $ 891,666 $ 740,231

Exploration 13,466 24,343 37,588 43,209

Exploratory dry hole costs (70) (11,628) (3,622) (11,628)

Changes in working capital (24,978) (14,191) 112,516 70,668

Preferred stock dividends paid — (269) — (538)

Discretionary cash flow (1) $ 556,187 $ 440,872 $ 1,038,148 $ 841,942

(1) Discretionary cash flow is a non GAAP measure. Discretionary cash flow is presented because managementbelievesitprovidesusefulinformation to investorsfor analysis of the Company’s ability to internally fund acquisitions, exploration and development. Discretionary cash flow should not be considered inisolation or as a substitute for net income, income from operations, net cash provided by operating activities or other income, cash flow or liquidity measures under U.S. GAAP and may not be comparable to other similarly titled measures of other companies.

Energy + Technology = Growth 25

NYSE: WLL

Cash Flow Per Diluted Share

($ in Thousands)

Reconciliation of Net Cash Provided by Operating Activities to Cash Flow Per Diluted Share

Cash Flow Per Share: Year Ended December 31,

2009 2010 2011 2012 2013

Net cash provided by operating activities $ 453,824 $ 997,289 $ 1,192,083 $ 1,401,215 $ 1,744,745

Weighted average diluted shares outstanding(1) 100,088 107,846 118,668 119,028 119,588

Cash flow per share $ 4.53 $ 9.25 $ 10.05 $ 11.77 $ 14.59

(1) All share and per share amounts have been retroactively restated for the 2009 and 2010 periods to reflect Whiting’s two –for one stock split in February 2011.

Energy + Technology = Growth 26

NYSE: WLL

EBITDAX

($ in Thousands)

Reconciliation of Net Income to EBITDAX

EBITDAX Reconciliation:	Year Ended December 31,				
	2009	2010	2011	2012	2013
Net Income (Loss)	$ (106,882)	$ 336,653	$ 491,628	$ 414,099	$ 366,003
Amortization of Deferred Gain	(16,596)	(15,613)	(13,937)	(29,458)	(31,737)
Gain on Sale of Properties	(5,947)	(1,388)	(16,313)	(3,423)	(128,648)
Interest Income	(208)	(343)	(208)	(283)	(1,134)
Depreciation, Depletion & Amortization	394,792	393,897	468,203	684,724	891,516
Exploration	46,875	32,846	45,861	59,117	94,755
Impairment	26,139	26,525	38,783	107,855	358,455
Stock Compensation	7,650	8,871	13,509	18,190	22,436
Interest Expense	64,608	59,078	62,516	75,210	112,936
Change in LT PPP	3,267	12,091	(865)	13,824	(6,980)
Noncash (Gain) Loss on MTM Derivatives	218,255	(40,736)	(63,093)	(115,733)	(20,830)
Income Taxes (Benefit)	(55,953)	204,790	288,691	247,912	205,868
EBITDAX Total	$ 576,000	$ 1,016,671	$ 1,314,775	$ 1,472,034	$ 1,862,640

NYSE: WLL

Energy + Technology = WHITING Growth

27

Net Debt

($ in Thousands)

Reconciliation of Long term Debt to Net Debt

Year Ended December 31,

2009 2010 2011 2012 2013

Long term Debt $ 779,585 $ 800,000 $ 1,380,000 $ 1,800,000 $ 2,653,834

Less Cash 11,960 18,952 15,811 44,800 699,460

Net Debt $ 767,625 $ 781,048 $ 1,364,189 $ 1,755,200 $ 1,954,374

Energy + Technology = Growth 28

NYSE: WLL

Important Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any  securities or a solicitation of a vote or proxy. The proposed Acquisition anticipates that the Whiting shares to be issued pursuant to the Acquisition will be exempt from registration under the United States Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 3(a)(10) of the Securities Act. Consequently, the Whiting shares will not be registered under the Securities Act or any state securities laws. In connection with the proposed Acquisition, Whiting and Kodiak intend to file relevant materials with the SEC and other governmental or regulatory authorities, including a joint proxy statement and circular. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT AND CIRCULAR AND ANY OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WHITING, KODIAK AND THE PROPOSED ACQUISITION. The joint proxy statement and circular and certain other relevant materials (when they become available) and other documents filed by Whiting or Kodiak with the SEC may be obtained free of charge at the SEC’s website at http:/www.sec.gov. In addition, investors may obtain copies of these documents (when they become available) free of charge by written request to Whiting Investor Relations, 1700 Broadway, Suite 2300, Denver, CO 80290 2300 or calling (303) 390 4051 or by written request to Kodiak Investor Relations, 1625 Broadway, Suite 250, Denver, CO 80202 4765 or calling (303) 592 8030.

Participants in the Solicitation

Whiting, Kodiak and their respective executive officers and directors may be deemed to be participants in  the solicitation of proxies in connection with the proposed Acquisition. Information about the executive officers and directors of Whiting and the number of shares of Whiting’s common stock beneficially owned by such persons is set forth in the proxy statement for Whiting’s 2014 Annual Meeting of Stockholders which was filed with the SEC on March 23, 2014, and Whiting’s Annual Report on Form 10-K for the period ended December 31, 2013. Information about the executive officers and directors of Kodiak and the number of Kodiak’s ordinary shares beneficially owned by such persons is set forth in the proxy statement for Kodiak’s 2014 Annual Meeting of Shareholders which was filed with the SEC on May 9, 2014, and Kodiak’s Annual Report on Form 10-K for the period ended December 31, 2013. Investors may obtain additional information regarding the direct and indirect interests of Whiting, Kodiak and their respective executive officers and directors in the Acquisition by reading the joint proxy statement and circular regarding the Acquisition when it becomes available.

Energy + Technology = Growth

NYSE: WLL